SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report : July 16, 2001

                                 COMDISCO, INC.
                             (Debtor-In-Possession)
         DELAWARE                   1-7725                     36-2687938
                 6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS 60018
                                 (847) 698-3000





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Item 3.           Bankruptcy or Receivership.

On July 16, 2001, Comdisco, Inc. (the "Company") and 50 of its domestic U.S. subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Northern District of Illinois (the "Bankruptcy Court") (Case No. 01-24795). The Company's subsidiaries located outside of the United States are not included in the petitions. The Debtors will continue to manage their properties and operate their businesses as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On July 16, 2001, the Company issued a press release relating to the foregoing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 5.           Other Events.

The Company reached a definitive agreement, dated as of July 15, 2001, with Hewlett-Packard Company ("HP") providing for the sale of substantially all of its Availability Solutions (Technology Services) business (the "Business") to HP for $610 million. The sale includes the purchase of assets of the U.S. operations and stock of the subsidiaries in the United Kingdom, France and Canada. The sale excludes the purchase of the stock of subsidiaries in Germany and Spain, as well as other identified assets of the Business. The sale agreement is subject to, among other things, higher or otherwise better offers, Bankruptcy Court approval, antitrust approval, any other such approvals as may be required by law, and other customary conditions. Given these conditions, there can be no assurance that the proposed transaction will be consummated.

In addition, the Company received binding commitments for a $600 million senior secured DIP financing facility led by Citibank, N.A. as Administrative Agent, The Chase Manhattan Bank as Syndication Agent, and Heller Financial, Inc. as Documentation Agent. The $600 million facility, which remains subject to final Bankruptcy Court approval, was arranged by Salomon Smith Barney Inc. and J. P. Morgan Securities Inc. $100 million of the new secured financing facility has been reserved specifically to support international operations.


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Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

         Exhibit No.      Description

         99.1             Press Release of Comdisco, Inc., dated July 16, 2001.




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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               COMDISCO, INC.

                                    By:     /s/ Michael A. Fazio
                                            ---------------------------
                                            Name:    Michael A. Fazio
                                            Title:   Chief Financial Officer

Dated:   July 27, 2001


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                                  EXHIBIT INDEX


         Exhibit No.       Description

         99.1              Press Release of Comdisco, Inc., dated July 16, 2001.



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                                       11

EXHIBIT 99.1

Comdisco's Technology Services Business To Be Acquired By Hewlett-Packard

Comdisco and 50 Domestic U.S. Subsidiaries File "Fast-Track" Chapter 11 Reorganization Cases and Target Emergence from Chapter 11 in Early 2002

Salomon Smith Barney Inc. and J. P. Morgan Securities Inc. Arrange $600 Million Secured DIP Financing Facility to Support Continued Operations

Comdisco's International Subsidiaries Not Part of Chapter 11 Cases; $100 Million of New Secured Facility Reserved for International Subsidiaries To Support Operations in Ordinary Course of Business

Company Seeks First Day Orders to Support Employees, Customers and Vendors; Seeks Court-Sanctioned Auction Bidding Procedures for Leasing Business as Part of Strategic Alternatives Assessment

                     Further Cost Savings Measures Announced

ROSEMONT, IL, July 16, 2001 - Comdisco, Inc. (NYSE: CDO) announced today that, as a result of the strategic review commenced in April, it has reached a definitive agreement with Hewlett-Packard Company to sell substantially all of its Availability Solutions (Technology Services) business for $610 million. The sale includes the purchase of assets of Comdisco's U.S. operations and the stock of its subsidiaries in the United Kingdom, France and Canada. The sale excludes the purchase of the stock of subsidiaries in Germany and Spain, as well as other identified assets, including Network Services and IT CAP Solutions. In addition to the sale of its services business, Comdisco is continuing to pursue other strategic alternatives to create value for its stakeholders, including evaluating the possible sale of certain of its leasing assets to several interested buyers.

Norm Blake, Chairman and Chief Executive Officer, said: "As a result of our comprehensive strategic review, which we commenced upon my arrival four months ago, we decided that the sale of our technology services business was in the best interest of Comdisco and our stakeholders. We established clear criteria for selecting the most appropriate buyer: expertise and experience in the industry; global presence; a reputation for outstanding customer service; a culture that values people and the development of their employees; and the resources to grow this business. Hewlett-Packard unambiguously fits this criteria."

Ann Livermore, President, HP Services, said, "Comdisco has built a strong, profitable business for delivering availability services including backup and contingency planning services and disaster recovery services. Through its industry-leading solutions, talented employees and proven commitment to customer service, the Availability Solutions team has established deep relationships with a large and loyal customer base of more than 3,000 businesses in North America, Europe and Asia."

Simultaneous with entering into the Hewlett-Packard transaction, Comdisco announced that the parent company and 50 domestic U.S. subsidiaries have filed voluntary petitions for relief under chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Northern District of Illinois. This filing will allow the company to provide for an orderly sale of these assets, which will be subject to higher or otherwise better bids in a bankruptcy court auction process, while resolving short-term liquidity issues and enabling the company to reorganize on a sound financial basis to support its ongoing businesses. To facilitate the company's ongoing evaluation of its leasing businesses, the company said that it had filed a motion seeking the approval of bidding procedures to conduct a sale auction process for one or more of its leasing business units. The company also announced its intention to reorganize its remaining businesses, including Comdisco Ventures group, on a "fast-track" basis and has targeted emergence from chapter 11 during early 2002.

The previously announced discontinued operations of Prism Communication Services are included in the filing and represent approximately 35 of the 51 debtor cases. The company said that Comdisco's operations located outside of the United States are not included in the chapter 11 reorganization cases, and are continuing normal business operations.

Comdisco also  announced  that it had received  binding  commitments  for a $600 million senior secured DIP financing facility led by Citibank, N.A. as Administrative Agent, The Chase Manhattan Bank as Syndication Agent, and Heller Financial, Inc. as Documentation Agent. The $600 million facility, which remains subject to bankruptcy court approval, was arranged by Salomon Smith Barney Inc. and J. P. Morgan Securities Inc. The company said that $100 million of the new secured financing facility has been reserved specifically to support international operations and is expected to be available this week pending interim court approval.

"We are gratified by the vote of confidence from such world-class financial institutions in supporting our strategic efforts and vision for maximizing business enterprise value for our stakeholders. This vision includes the thorough assessment and completion of strategic divestitures and the quick reorganization of our remaining business units in order to promptly emerge from chapter 11 early next year," said Mr. Blake.

The company said that it had filed 30 first day motions to support its employees, customers and vendors; to obtain interim financing authority and maintain existing cash management programs; to retain legal, financial, real estate and other professionals to support the company's reorganization cases; and for other relief. The company also said that the parent and all of its subsidiaries will conduct normal business operations and continue to make customer service a top priority during the restructuring of its remaining core businesses and the transition process surrounding divested business units. The company will continue to be ready to support Availability Solutions' customers testing programs and recovery needs should they experience a disaster.

During the restructuring process, which will facilitate the completion of the Hewlett-Packard transaction and the completion of the company's strategic assessment program, Comdisco's employees will continue to be paid in the normal manner and their health benefits will not be disrupted. Vendors, suppliers and other business partners will be paid under normal terms for goods and services provided during this restructuring period. In accordance with applicable law and court orders, vendors and suppliers who provided goods or services to the U.S.-based companies before today's filing may have prepetition claims, which will be frozen pending court authorization of payment or consummation of a plan of reorganization.

In addition, as part of its ongoing cost reduction program, the company announced today a further rationalization of costs to enhance the company's competitive position. Accordingly, Comdisco will reduce its workforce by approximately 200 positions, more than half of which will be at the corporate level. This reduction represents less than 10% of its North American workforce.

Mr. Blake said, "We appreciate the continuing support of our customers, lenders and suppliers and the dedication of our employees. Today's court filings are challenging. However, coupled with the Hewlett-Packard transaction, our strategic assessment program and related restructuring steps, they will, in the long term, serve the interests of all of our stakeholders, including our customers, employees and creditors, by making our businesses healthier overall. The filing is the vehicle that enables us to accomplish these objectives."

"We intend to proceed quickly with the sale of the technology services business announced today. Additionally, we will continue to evaluate the possibility of selling a significant portion of our leasing assets. At the same time, we will operate Comdisco's other businesses to achieve their full potential. I expect that Comdisco will end its financial restructuring process and exit chapter 11 by the end of the first quarter of the 2002 calendar year," concluded Mr. Blake.

The sale agreement is subject to, among other things, higher or otherwise better offers, Court approval, antitrust approval, any other such approvals as may be required by law, and other customary conditions. Given these conditions, there can be no assurance that the proposed transaction will be consummated.

About Comdisco

Comdisco (www.comdisco.com) provides technology services worldwide to help its customers maximize technology functionality, predictability and availability, while freeing them from the complexity of managing their technology. The
Rosemont, (IL) company offers a complete suite of information technology services including business continuity, managed web hosting, storage and IT Control and Predictability Solutions SM. Comdisco offers leasing to key vertical industries, including semi-conductor manufacturing and electronic assembly, healthcare, telecommunications, pharmaceutical, biotechnology and manufacturing. Through its Ventures division, Comdisco provides equipment leasing and other financing and services to venture capital backed companies.

Safe Harbor:

The foregoing contains forward-looking statements regarding Comdisco. They reflect the company's current views with respect to current events and financial performance, are subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the actual results of the company to be materially different from any future results, express or implied by such forward-looking statements. The company intends that such forward-looking statements be subject to the Safe Harbor created by Section 27(a) of the Securities Act of 1933 and Section 21E of the Securities and
Exchange Act of 1934. The words and phrases "expect," "estimate," and "anticipate" and similar expressions identify forward-looking statements. Certain factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the DIP Facility; Court approval of the Company's first day papers and other motions prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 Cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the Company's cases to Chapter 7 cases; the ability of the Company to reduce its workforce and related expenses and to achieve anticipated cost savings; year end audit and other procedures which may affect the Company's 2001 financial results; the ability of the Company to obtain trade credit, and shipments and terms with vendors and service providers for current orders;
potential adverse developments with respect to the Company's liquidity or results of operations; the ability to fund and execute its business plan; the ability of the Company to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; potential adverse publicity; and adjustments arising in the course of completing the analysis of information with respect to the review of the company's businesses and evaluation of impairment charges; continuing volatility in the equity markets, which can affect the availability of credit and other funding sources to the high technology sector companies in the Ventures portfolio, resulting in the inability of those companies to satisfy their obligations in a timely manner and an increase in bad debt experience beyond current reserves; continued consolidation in the telecommunications industry and curtailment of the growth plans of the remaining companies in that sector, which could result in fewer buyers and reduced prices for available Prism assets, and a further reduction in the proceeds actually received from the sale of those assets compared to prior estimates and an increase in the losses associated with the discontinued operation. Other risk factors are listed from time to time in the company's SEC reports, including, but not limited to, the report on Form 10-Q for the quarter ended December 31, 2000. Comdisco disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Frequently Asked Questions

Contacts:
For Comdisco Investors:
(866) 757-7750

For U.S. Media:
Mary Moster
(847) 518-5147

Fred Spar or Jeremy Fielding
Kekst and Company
(212) 521-4800